                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: Trans World Airlines, Inc., et al.                        Case No. 01-00056 to 01-00082 (PJW)
                                                                 Reporting Period: January 10, 2001 through January 31, 2001


                                                     MONTHLY OPERATING REPORT
                    File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.
- ---------------------------------------------------------------------------------------------------------------------------
                                                                                             Document           Explanation
REQUIRED DOCUMENTS                                                      Form No.             Attached            Attached
- ---------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                           MOR-1
     Bank Reconciliation (or copies of debtor's bank reconciliations) MOR-1 (CONT)     See attached Statement 1
     Copies of bank statements                                                          Available upon request
     Cash disbursements journals                                                        Available upon request
Statement of Operations                                               MOR-2                       X
Balance Sheet                                                         MOR-3                       X
Status of Postpetition Taxes                                          MOR-4            See attached Statement 2
    Copies of IRS Form 6123 or payment receipt                                          Available upon request
    Copies of tax returns filed during reporting period                                 Available upon request
Summary of Unpaid Postpetition Debts                                  MOR-4            See attached Statement 3
    Listing of aged accounts payable                                                   See attached Statement 3
Accounts Receivable Reconciliation and Aging                          MOR-5                       X
Debtor Questionnaire                                                  MOR-5                       X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________         _____________________
Signature of Debtor                               Date


_______________________________________         _____________________
Signature of Joint Debtor                         Date

/s/  Jane Closterman                              March 25, 2001
_______________________________________         ______________________
Signature of Authorized Individual*               Date

     Jane Closterman                              Vice President and Controller
_______________________________________         ________________________________
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

DEBTOR: Trans World Airlines, Inc., et al.        SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                            FORM MOR-1
                                                      REPORTING PERIOD: January 31, 2000
CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)

                                                    Northwest           The TWA        Trans World     Transcontinental
                                Trans World        112th Street        Ambassador        Computer          & Western
                               Airlines, Inc.      Corporation         Club, Inc.     Services, Inc.       Air, Inc.
                               --------------      --------------    --------------   --------------    --------------
              CASE NO.         01-00056 (PJW)      01-00060 (PJW)    01-00061 (PJW)   01-00062 (PJW)    01-00063 (PJW)

Cash and cash equivalents,
 December 31, 2000             $   87,968,116      $       15,614    $          100   $            1    $        1,000

Total Receipts                    247,053,280                   -                 -                -                 -

Total Disbursements              (339,838,815)                  -                 -                -                 -

Loans and Advances                 54,850,000                   -                 -                -                 -

Professional Fees                     (62,000)                  -                 -                -                 -
                               --------------      --------------    --------------   --------------    --------------
Cash and cash equivalents,
 January 31, 2001              $   49,970,581      $       15,614    $          100   $            1    $        1,000
                               ==============      ==============    ==============   ==============    ==============
                                                       TWA-LAX
                                     TWA             Gate Company,
                                 Group, Inc.             Inc.
                                 -----------         -------------

              CASE NO.          01-00065 (PJW)       01-00069 (PJW)
Cash and cash equivalents,
 December 31, 2000               $   102,482         $         100

Total Receipts                             -                     -

Total Disbursements                        -                     -

Loans and Advances                         -                     -

Professional Fees                          -                     -
                                 -----------         -------------
Cash and cash equivalents
 January 31, 2001                $   102,482         $         100
                                 ===========         =============

Note:  See attached Statement 4
regarding subsidiaries not listed.

DEBTOR: Trans World Airlines, Inc., et al.        SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                            FORM MOR-1
                                                      REPORTING PERIOD: January 31, 2000
CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)

                                                   TWA -
                               TWA-Omnibus     San Francisco                                    International      The Getaway
                              Gate Company,    Gate Company,        TWA          TWA Employee      Aviation        Group (U.K.),
                                  Inc.              Inc.        Nippon, Inc.    Services, Inc.  Security, Inc.         Inc.
                             --------------    --------------  --------------   --------------  --------------    --------------
              CASE NO.       01-00072 (PJW)    01-00073 (PJW)  01-00076 (PJW)   01-00077 (PJW)  01-00080 (PJW)    01-00082 (PJW)
Cash and cash equivalents,
 December 31, 2000           $         100     $          100  $         500    $          100  $      257,935    $    4,213,259

Total Receipts                           -                   -             -                 -          28,837           485,725

Total Disbursements                      -                   -             -                 -         (61,665)         (736,989)

Loans and Advances                       -                   -             -                 -               -                 -

Professional Fees                        -                   -             -                 -               -                 -
Cash and cash equivalents,
 January 31, 2001            $     100          $          100 $         500    $          100  $      225,107    $    3,961,994

Note:  See attached Statement 4
regarding subsidiaries not listed.

DEBTOR: Trans World Airlines, Inc.                                   FORM MOR-2
CASE NO.: 01-00056 (PJW)

                            STATEMENT OF OPERATIONS
                              (Income Statement)
                      REPORTING PERIOD: January 31, 2001


                                        Current Month           Year-to-date
                                        -------------           ------------
Operating Revenues:
        Passenger                        $226,978,291           $226,978,291
        Freight and mail                    7,210,790              7,210,790
        All other revenues                 19,730,942             19,730,942
                                        -------------           ------------
                  Total                   253,920,023            253,920,023
                                        -------------           ------------

Operating Expenses:
        Salaries, wages and benefits      112,992,116            112,992,116
        Aircraft fuel and oil              49,751,884             49,751,884
        Passenger sales commissions         8,997,159              8,997,159
        Aircraft maintenance materials
          and repairs                       6,107,800              6,107,800
        Depreciation and amortization      10,573,877             10,573,877
        Operating lease rentals            58,141,183             58,141,183
        Passenger food and beverages        6,227,950              6,227,950
        All other expenses                 58,385,283             58,385,283
                                        -------------           ------------
                  Total                   311,177,252            311,177,252
                                        -------------           ------------

Operating Income (Loss)                   (57,257,229)           (57,257,229)
                                        -------------           ------------

Other Charges (Credits):
        Interest expense                    8,152,162              8,152,162
        Interest and investment income       (506,697)              (506,697)
        Disposition of assets, gains
          and losses - net                    (19,937)               (19,937)
        Finance charge income                (527,435)              (527,435)
        Other charges and credits - net    (3,746,015)            (3,746,015)
                                        -------------           ------------
                  Total                     3,352,079              3,352,079
                                        -------------           ------------

Income (loss) before income taxes         (60,609,309)           (60,609,309)

Provision (credit) for income taxes             7,000                  7,000
                                        -------------           ------------

Net income (loss)                        $(60,616,309)          $(60,616,309)
                                        =============           ============


Note: The Trans World Airlines, Inc. ("TWA") accounting system did not allow for the segregation of operations for the period from December 31, 2000 to the filing of the Chapter 11 bankruptcy petition (January 10, 2001). Accordingly TWA was not able to allocate income and expenses between pre- and post-petition periods for the month of January, 2001. The current month and year to date income statements for the period ending January 31, 2001 represent activity from January 1, 2001 through January 31, 2001.

DEBTOR: Northwest 112th Street Corporation                           FORM MOR-2
CASE NO.: 01-00060 (PJW)

                            STATEMENT OF OPERATIONS
                              (Income Statement)
                      REPORTING PERIOD: January 31, 2001


                                        Current Month           Year-to-date
                                        -------------           ------------

Income/Gain Items

        Rental Income                       $2,500                 $2,500
                                        -------------           ------------
             Total Income Items              2,500                  2,500

Expense/Loss Items

        Amortization of Gates                  -                      -
                                        -------------           ------------
             Total Expense Items               -                      -

                                        -------------           ------------
                  Net Income/(Loss)         $2,500                 $2,500
                                        =============           ============


Note: The Trans World Airlines, Inc. ("TWA") accounting system did not allow for the segregation of operations for the period from December 31, 2000 to the filing of the Chapter 11 bankruptcy petition (January 10, 2001). Accordingly TWA was not able to allocate income and expenses between pre- and post-petition periods for the month of January, 2001. The current month and year to date income statements for the period ending January 31, 2001 represent activity from January 1, 2001 through January 31, 2001.

DEBTOR: TWA-LAX Gate Company, Inc.                                   FORM MOR-2
CASE NO.: 01-00069 (PJW)

                            STATEMENT OF OPERATIONS
                              (Income Statement)
                      REPORTING PERIOD: January 31, 2001


                                        Current Month           Year-to-date
                                        -------------           ------------

Income/Gain Items

        Revenue                           $     -                $     -
                                        -------------           ------------
             Total Income Items                 -                      -

Expense/Loss Items

        Amortization of Gates               125,000                125,000
                                        -------------           ------------
             Total Expense Items            125,000                125,000


                                        -------------           ------------
                  Net Income/(Loss)       $(125,000)             $(125,000)
                                        =============           ============

Note: The Trans World Airlines, Inc. ("TWA") accounting system did not allow for the segregation of operations for the period from December 31, 2000 to the filing of the Chapter 11 bankruptcy petition (January 10, 2001). Accordingly TWA was not able to allocate income and expenses between pre- and post-petition periods for the month of January, 2001. The current month and year to date income statements for the period ending January 31, 2001 represent activity from January 1, 2001 through January 31, 2001.

DEBTOR: TWA-Omnibus Gate Company, Inc.                               FORM MOR-2
CASE NO.: 01-00072 (PJW)

                            STATEMENT OF OPERATIONS
                              (Income Statement)
                      REPORTING PERIOD: January 31, 2001


                                        Current Month           Year-to-date
                                        -------------           ------------

Income/Gain Items

        Revenue                           $    -                 $    -
                                        -------------           ------------
             Total Income Items                -                      -

Expense/Loss Items

        Amortization of Gates               86,667                 86,667
                                        -------------           ------------
             Total Expense Items            86,667                 86,667

                                        -------------           ------------
                  Net Income/(Loss)       $(86,667)              $(86,667)
                                        =============           ============


Note: The Trans World Airlines, Inc. ("TWA") accounting system did not allow for the segregation of operations for the period from December 31, 2000 to the filing of the Chapter 11 bankruptcy petition (January 10, 2001). Accordingly TWA was not able to allocate income and expenses between pre- and post-petition periods for the month of January, 2001. The current month and year to date income statements for the period ending January 31, 2001 represent activity from January 1, 2001 through January 31, 2001.

DEBTOR: TWA-San Francisco Gate Company, Inc.                         FORM MOR-2
CASE NO.: 01-00073 (PJW)

                            STATEMENT OF OPERATIONS
                              (Income Statement)
                      REPORTING PERIOD: January 31, 2001


                                        Current Month           Year-to-date
                                        -------------           ------------
Income/Gain Items

        Revenue                          $     -                 $     -
                                        -------------           ------------
             Total Income Items                -                       -

Expense/Loss Items

        Amortization of Gates              116,667                 116,667
                                        -------------           ------------
             Total Expense Items           116,667                 116,667


                                        -------------           ------------
                  Net Income/(Loss)      $(116,667)              $(116,667)
                                        =============           ============


Note: The Trans World Airlines, Inc. ("TWA") accounting system did not allow for the segregation of operations for the period from December 31, 2000 to the filing of the Chapter 11 bankruptcy petition (January 10, 2001). Accordingly TWA was not able to allocate income and expenses between pre- and post-petition periods for the month of January, 2001. The current month and year to date income statements for the period ending January 31, 2001 represent activity from January 1, 2001 through January 31, 2001.

DEBTOR: The Getaway Group U.K., Inc.                                  FORM MOR-2
CASE NO.: 01-00082 (PJW)

                            STATEMENT OF OPERATIONS
                               (Income Statement)
                       REPORTING PERIOD: January 31, 2001

                                                Current Month      Year-to-date
                                                -------------      ------------
Operating Revenue                               $      519,339     $    519,339

Operating Expenses:
   Salaries, wages and benefits                         87,552           87,552
   Sales commissions                                     1,089            1,089
   Depreciation and amortization                        35,589           35,589
   Operating lease rentals                              12,870           12,870
   All other expenses                                  294,933          294,933
                                                --------------     ------------
     Total                                             432,033          432,033

Operating Income (Loss)                                 87,306           87,306

Other Charges (Credits)
   Interest expense - net of investment income        (18,514)         (18,514)
   Foreign currency translation                        102,317          102,317
                                                --------------     ------------
     Total                                              83,803           83,803

                                                --------------     ------------
Net Income                                               3,502            3,502
                                                ==============     ============

Note: The Trans World Airlines, Inc. ("TWA") accounting system did not allow for the segregation of operations for the period from December 31, 2000 to the filing of the Chapter 11 bankruptcy petition (January 10, 2001). Accordingly TWA was not able to allocate income and expenses between pre- and post-petition periods for the month of January, 2001. The current month and year to date income statements for the period ending January 31, 2001 represent activity from January 1, 2001 through January 31, 2001.

DEBTOR: Trans World Airlines, Inc., et al.                            FORM MOR-3
CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)

                                 BALANCE SHEET
                       REPORTING PERIOD: January 31, 2001

       Note: See attached Statement 4 regarding subsidiaries not listed.

                                                                      FORM MOR-3
                          OFFICE OF THE U.S. TRUSTEE
                                 BALANCE SHEET
                      REPORTING PERIOD: January 31, 2001
DEBTOR: Trans World Airlines, Inc.
CASE NO.: 01-00056 (PJW)

                                                             January 31, 2001
                                                        -----------------------
Current Assets:

   Cash and cash equivalents                            $           49,970,581
                                                        -----------------------

   Receivables:
        U.S. Government                                              4,628,510
        General traffic                                            187,665,095
        Other                                                        9,245,990
                                                        -----------------------
          Total                                                    201,539,595
   Less allowance for doubtful accounts                             (8,315,464)
                                                        -----------------------
          Total receivables - net                                  193,224,131

   Receivables from subsidiaries & affiliated
   companies                                                        70,902,882
   Spare parts, materials and supplies, less
     allowance for obsolescence                                     88,210,238
   Prepaid expenses                                                 51,632,866
   Other current assets                                             89,713,139
                                                        -----------------------

          Total                                                    543,653,837
                                                        -----------------------

Property:
   Property owned, at cost:
        Flight equipment                                           451,796,488
        Prepayments on flight equipment                             67,156,288
        Land, buildings and improvements                            79,323,434
        Other property and equipment                                93,423,037
                                                        -----------------------
          Total property owned                                     691,699,247
        Less accumulated depreciation                             (189,134,334)
                                                        -----------------------
          Property owned - net                                     502,564,912
                                                        -----------------------
   Property held under capital leases, at
   capitalized value:
        Flight equipment                                           176,094,420
        Land, buildings and improvements                            52,354,997
        Other property and equipment                                 8,873,669
                                                        -----------------------
          Total property held under capital leases                 237,323,086
        Less accumulated amortization                             (156,558,421)
                                                        -----------------------
          Property held under capital leases - net                  80,764,665
                                                        -----------------------
          Total property - net                                     583,329,577
                                                        -----------------------

Investments and other assets:
   Other investments and receivables                                38,376,954
   Investments in affiliated companies                              69,415,301
   Advances to subsidiaries                                         (9,062,451)
   Unamortized debt expense                                          9,278,675
   Long-term prepayments                                            59,462,231
   Other deferred costs                                              7,683,909
   Routes, gates and slots - net                                   147,232,766
   Goodwill                                                        611,817,569
   Other                                                             8,677,720
                                                        -----------------------
          Total                                                    942,882,673
                                                        -----------------------

Total                                                   $        2,069,866,087
                                                        =======================

                                                             January 31, 2001
                                                        -----------------------
Liabilities not subject to compromise
   Current
     Current maturities of long-term debt
     - DIP                                              $         (156,137,600)
     Accrued interest - DIP                                            (57,449)
     Advance ticket sales                                         (236,554,984)
     Accounts payable                                             (106,776,530)
     Employee compensation and vacations
     earned                                                       (135,300,198)
     Contributions to retirement and
     pension trusts                                                (24,109,440)
     Taxes                                                          (9,228,011)
     Postretirement benefits other than
     pensions                                                      (39,500,000)
                                                        -----------------------
             Total current                                        (707,664,212)
                                                        -----------------------

   Long Term
     Postretirement benefits other than
     pensions                                                     (514,414,658)
                                                        -----------------------

          Total not subject to compromise                       (1,222,078,870)
                                                        -----------------------

Liabilities subject to compromise
   Secured:
     Secured debt                                                 (586,925,857)
     Capital leases - aircraft                                     (94,500,308)
     Capital leases - other                                        (34,249,562)
     Accrued interest - long term debt                             (15,274,599)
     Accrued interest - aircraft leases                             (1,936,980)
     Accrued interest - other leases                                  (223,517)
                                                        -----------------------
             Total secured                                        (733,110,822)
                                                        -----------------------

   Priority:
     Transportation taxes                                         (156,045,567)
     Property taxes                                                 (4,302,588)
                                                        -----------------------
             Total priority                                       (160,348,155)
                                                        -----------------------

   Unsecured:
     Accounts payable                                             (119,453,969)
     Other accrued expenses                                       (182,018,836)
     Other liabilities and deferred credits                       (139,110,079)
     Intercompany payables                                          (1,359,265)
     Accounts payable to affiliated
     companies                                                      (5,362,502)
                                                        -----------------------
             Total unsecured                                      (447,304,651)
                                                        -----------------------

          Total subject to compromise                           (1,340,763,628)
                                                        -----------------------

     Total liabilities                                          (2,562,842,498)
                                                        -----------------------

Shareholders' equity:
     8% cumulative convertible exchangeable preferred
     stock $50 liquidation preference                                  (23,701)
     9 1/4% cumulative convertible exchangeable
     preferred stock, $50 liquidation preference                        (6,782)
     Employee preferred stock, $0.01                                   (60,584)
     liquidation preference
     Common stock, $0.01 par value                                    (721,953)
     Additional paid-in capital                                   (733,213,727)
     Accumulated deficit                                         1,227,003,158
                                                        -----------------------
             Total                                                 492,976,411
                                                        -----------------------

Total                                                   $       (2,069,866,087)
                                                        =======================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                                                      FORM MOR-3
                          OFFICE OF THE U.S. TRUSTEE
                                 BALANCE SHEET
                      REPORTING PERIOD: January 31, 2001
DEBTOR: Northwest 112th Street Corporation
CASE NO.: 01-00060 (PJW)

                                                             January 31, 2001
                                                        -----------------------
Current Assets:
   Cash and cash equivalents                            $               15,614
                                                        -----------------------
             Total                                                      15,614
                                                        -----------------------

Investments and other assets:
   Land                                                                451,440
                                                        -----------------------
             Total                                                     451,440
                                                        -----------------------

Total                                                   $              467,054
                                                        =======================

                                                             January 31, 2001
                                                        -----------------------
Liabilities subject to compromise:
   Priority:
     Income tax payable                                 $              (79,533)
     Accrued taxes                                                      (4,450)
                                                        -----------------------
        Total priority                                                 (83,983)
                                                        -----------------------

   Unsecured:
     Miscellaneous services payables                                  (165,000)
                                                        -----------------------
        Total unsecured                                               (165,000)
                                                        -----------------------

     Total liabilities                                                (248,983)

Shareholders' equity:
     Capital stock                                                        (500)
     Additional paid-in capital                                       (451,440)
     Accumulated deficit                                               236,369
     Net income                                                         (2,500)
                                                        -----------------------
        Total                                                         (218,071)
                                                        -----------------------

Total                                                   $             (467,054)
                                                        =======================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                                                      FORM MOR-3
                          OFFICE OF THE U.S. TRUSTEE
                                 BALANCE SHEET
                      REPORTING PERIOD: January 31, 2001
DEBTOR: The TWA Ambassador Club, Inc.
CASE NO.: 01-00061 (PJW)

                                                             January 31, 2001
                                                        -----------------------
Current Assets:
   Cash and cash equivalents                            $                  100
                                                        -----------------------
      Total                                                                100
                                                        -----------------------

Investments and other assets:
   Advances to TWA                                                           -
                                                        -----------------------
      Total                                                                  -
                                                        -----------------------

Total                                                   $                  100
                                                        =======================

                                                             January 31, 2001
                                                        -----------------------
Liabilities subject to compromise:
   Unsecured:
     Advances from TWA                                  $                    -
                                                        -----------------------
        Total                                                                -
                                                        -----------------------

Shareholders' equity:
     Common stock                                                         (100)
                                                        -----------------------
        Total                                                             (100)
                                                        -----------------------

Total                                                   $                 (100)
                                                        =======================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                                                      FORM MOR-3
                          OFFICE OF THE U.S. TRUSTEE
                                 BALANCE SHEET
                      REPORTING PERIOD: January 31, 2001
DEBTOR: Trans World Computer Services, Inc.
CASE NO.: 01-00062 (PJW)

                                                             January 31, 2001
                                                        -----------------------
Current Assets:
   Cash and cash equivalents                            $                    1
                                                        -----------------------
      Total                                                                  1
                                                        -----------------------

Investments and other assets:
   Advances to TWA                                                           -
                                                        -----------------------
      Total                                                                  -
                                                        -----------------------

Total                                                   $                    1
                                                        =======================

                                                             January 31, 2001
                                                        -----------------------
Liabilities subject to compromise:
   Unsecured:
     Accounts payable                                   $                    -
                                                        -----------------------
        Total                                                                -
                                                        -----------------------

Shareholders' equity:
     Capital stock                                                          (1)
                                                        -----------------------
        Total                                                               (1)
                                                        -----------------------

Total                                                   $                   (1)
                                                        =======================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                                                      FORM MOR-3
                          OFFICE OF THE U.S. TRUSTEE
                                 BALANCE SHEET
                      REPORTING PERIOD: January 31, 2001
DEBTOR: Transcontinental & Western Air, Inc.
CASE NO.: 01-00063 (PJW)

                                                             January 31, 2001
                                                        -----------------------
Current Assets:
   Cash and cash equivalents                            $                1,000
                                                        -----------------------
      Total                                                              1,000
                                                        -----------------------

Total                                                   $                1,000
                                                        =======================

                                                             January 31, 2001
                                                        -----------------------
Liabilities subject to compromise:
   Unsecured:
     Accounts payable                                   $                    -
                                                        -----------------------
        Total                                                                -
                                                        -----------------------

Shareholders' equity:
     Capital stock                                                      (1,000)
                                                        -----------------------
        Total                                                           (1,000)
                                                        -----------------------

Total                                                   $               (1,000)
                                                        =======================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                                                      FORM MOR-3
                          OFFICE OF THE U.S. TRUSTEE
                                 BALANCE SHEET
                      REPORTING PERIOD: January 31, 2001
DEBTOR: TWA Group, Inc.
CASE NO.: 01-00065 (PJW)

                                                             January 31, 2001
                                                        -----------------------
Current Assets:
   Cash and cash equivalents                            $              102,482
                                                        -----------------------
      Total                                                            102,482
                                                        -----------------------

Investments and other assets:
   Investment in Getaway Management Services                           478,934
   Investment in Trans World Express, Inc.                             (54,574)
   Investment in TWA Employee Services, Inc.                               100
   Investment in The Getaway Group, Inc.                             2,666,626
   Investment in Getaway Vacations                                 (48,012,250)
   Investment in International Aviation Security, Inc.                (644,868)
   Investment in TWA Nippon, Inc.                                    9,362,065
   Advances to The Getaway Group, Inc.                                 100,000
                                                        -----------------------
      Total                                                        (36,103,967)
                                                        -----------------------

Total                                                   $          (36,001,485)
                                                        =======================

                                                             January 31, 2001
                                                        -----------------------
Liabilities subject to compromise:
   Unsecured:
     Advances from TWA                                  $             (219,274)
                                                        -----------------------

Shareholders' equity:
     Capital stock                                                      (2,400)
     Additional paid-in capital                                    (84,256,347)
     Accumulated deficit                                           120,479,507
                                                        -----------------------
        Total                                                       36,220,759
                                                        -----------------------

Total                                                   $           36,001,485
                                                        =======================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                                                      FORM MOR-3
                          OFFICE OF THE U.S. TRUSTEE
                                 BALANCE SHEET
                      REPORTING PERIOD: January 31, 2001
DEBTOR: TWA-LAX Gate Company, Inc.
CASE NO.: 01-00069 (PJW)

                                                             January 31, 2001
                                                        -----------------------
Current Assets:
   Cash and cash equivalents                            $                  100
                                                        -----------------------
      Total                                                                100
                                                        -----------------------

Investments and other assets:
   Gate Value                                                        6,875,100
                                                        -----------------------
      Total                                                          6,875,100
                                                        -----------------------

Total                                                   $            6,875,200
                                                        =======================

                                                             January 31, 2001
                                                        -----------------------
Liabilities subject to compromise:
   Unsecured:
     Advances from TWA                                  $                    -
                                                        -----------------------
        Total                                                                -
                                                        -----------------------

Shareholders' equity:
     Capital stock                                                        (100)
     Additional paid-in capital                                    (12,625,100)
     Accumulated deficit                                             5,750,000
                                                        -----------------------
        Total                                                       (6,875,200)
                                                        -----------------------

Total                                                   $           (6,875,200)
                                                        =======================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                                                      FORM MOR-3
                          OFFICE OF THE U.S. TRUSTEE
                                 BALANCE SHEET
                      REPORTING PERIOD: January 31, 2001
DEBTOR: TWA-Omnibus Gate Company, Inc.
CASE NO.: 01-00072 (PJW)

                                                             January 31, 2001
                                                        -----------------------
Current Assets:
   Cash and cash equivalents                            $                  100
                                                        -----------------------
      Total                                                                100
                                                        -----------------------

Investments and other assets:
   Gate value                                                        4,766,666
                                                        -----------------------
      Total                                                          4,766,666
                                                        -----------------------

Total                                                   $            4,766,766
                                                        =======================

                                                             January 31, 2001
                                                        -----------------------
Liabilities subject to compromise:
   Unsecured:
     Accounts payable                                   $                    -
                                                        -----------------------
      Total                                                                  -
                                                        -----------------------

Shareholders' equity:
     Capital stock                                                        (100)
     Additional paid-in capital                                     (8,753,333)
     Accumulated deficit                                             3,986,667
                                                        -----------------------
        Total                                                       (4,766,766)
                                                        -----------------------

Total                                                   $           (4,766,766)
                                                        =======================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                                                      FORM MOR-3
                          OFFICE OF THE U.S. TRUSTEE
                                 BALANCE SHEET
                      REPORTING PERIOD: January 31, 2001
DEBTOR: TWA-San Francisco Gate Company, Inc.
CASE NO.: 01-00073 (PJW)

                                                             January 31, 2001
                                                        -----------------------
Current Assets:
   Cash and cash equivalents                            $                  100
                                                        -----------------------
      Total                                                                100
                                                        -----------------------

Investments and other assets:
   Gate value                                                        6,416,666
                                                        -----------------------
      Total                                                          6,416,666
                                                        -----------------------

Total                                                   $            6,416,766
                                                        =======================

                                                             January 31, 2001
                                                        -----------------------
Liabilities subject to compromise:
   Unsecured:
     Accounts payable                                   $                    -
                                                        -----------------------
          Total                                                              -
                                                        -----------------------

Shareholders' equity:
     Capital stock                                                        (100)
     Additional paid-in capital                                    (11,783,333)
     Accumulated deficit                                             5,366,667
                                                        -----------------------
        Total                                                       (6,416,766)
                                                        -----------------------

Total                                                   $           (6,416,766)
                                                        =======================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                                                      FORM MOR-3
                          OFFICE OF THE U.S. TRUSTEE
                                 BALANCE SHEET
                      REPORTING PERIOD: January 31, 2001
DEBTOR: TWA Nippon, Inc.
CASE NO.: 01-00076 (PJW)

                                                             January 31, 2001
                                                        -----------------------
Current Assets:
   Cash and cash equivalents                            $                  500
   Receivable from NCA                                                  15,899
                                                        -----------------------
      Total                                                             16,399
                                                        -----------------------

Investments and other assets:
   Advances to TWA                                                   9,481,790
                                                        -----------------------
      Total                                                          9,481,790
                                                        -----------------------

Total                                                   $            9,498,189
                                                        =======================

                                                             January 31, 2001
                                                        -----------------------
Liabilities subject to compromise:
   Unsecured:
     Advances from TWA                                  $             (121,372)
                                                        -----------------------
     Payable to TWA                                                    (14,751)
                                                        -----------------------
        Total                                                         (136,124)

Shareholders' equity:
     Capital stock                                                        (100)
     Additional paid-in capital                                              -
     Accumulated deficit                                            (9,361,965)
                                                        -----------------------
        Total                                                       (9,362,065)
                                                        -----------------------

Total                                                   $           (9,498,189)
                                                        =======================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                                                      FORM MOR-3
                          OFFICE OF THE U.S. TRUSTEE
                                 BALANCE SHEET
                      REPORTING PERIOD: January 31, 2001
DEBTOR: TWA Employee Services, Inc.
CASE NO.: 01-00077 (PJW)

                                                             January 31, 2001
                                                        -----------------------
Current Assets:
    Cash and cash equivalents                           $                 100
                                                        -----------------------
       Total                                                              100
                                                        -----------------------

 Investments and other assets:
   Advances to TWA                                                          -
                                                        -----------------------
      Total                                                                 -
                                                        -----------------------

Total                                                   $                 100
                                                        =======================

                                                             January 31, 2001
                                                        -----------------------
Liabilities subject to compromise:
   Unsecured:
     Accounts payable                                   $                    -
                                                        -----------------------
        Total                                                                -
                                                        -----------------------

Shareholders' equity:
     Capital stock                                                        (100)
                                                        -----------------------
        Total                                                             (100)
                                                        -----------------------

Total                                                   $                 (100)
                                                        =======================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                                                      FORM MOR-3
                           OFFICE OF THE U.S. TRUSTEE
                                 BALANCE SHEET
                       REPORTING PERIOD: January 31, 2001
DEBTOR: TWA Getaway vacations, Inc.
CASE NO.: 01-00078 (PJW)

                                                             January 31, 2001
                                                        -----------------------
 Current Assets:
   Cash and cash equivalents                            $                    -
                                                        -----------------------
      Total                                                                  -
                                                        -----------------------

Investments and other assets:
   Special deposits longterm                                           211,316
                                                        -----------------------
      Total                                                            211,316
                                                        -----------------------

Total                                                   $              211,316
                                                        =======================

                                                             January 31, 2001
                                                        -----------------------
Liabilities subject to compromise:
   Unsecured:
     Accounts payable                                   $             (756,090)
     Accounts payable to TWA                                       (47,467,497)
                                                        -----------------------
        Total                                                      (48,223,587)
                                                        -----------------------

Shareholders' equity:
     Retained earnings                                                (890,415)
     Accumulated deficit                                            48,902,686
                                                        -----------------------
        Total                                                       48,012,271
                                                        -----------------------

Total                                                   $             (211,316)
                                                        -----------------------

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                                                      FORM MOR-3
                          OFFICE OF THE U.S. TRUSTEE
                                 BALANCE SHEET
                      REPORTING PERIOD: January 31, 2001
DEBTOR: TWA World Express, Inc.
CASE NO.: 01-00079 (PJW)

                                                             January 31, 2001
                                                        -----------------------
Current Assets:
   Cash and cash equivalents                            $                    -
                                                        -----------------------
      Total                                                                  -
                                                        -----------------------

Investments and other assets:                                                -
                                                        -----------------------
   Total                                                                     -
                                                        -----------------------

Total                                                   $                    -
                                                        =======================

                                                             January 31, 2001
                                                        -----------------------
Liabilities subject to compromise:
   Unsecured:
     Accrued expenses                                   $              (54,575)
                                                        -----------------------
     Total                                                             (54,575)
                                                        -----------------------

Shareholders' equity:
     Common stock                                                         (100)
     Additional paid-in capital                                   (133,427,006)
     Accumulated deficit                                           133,481,681
                                                        -----------------------
     Total                                                              54,575
                                                        -----------------------

Total                                                   $                    -
                                                        =======================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                                                      FORM MOR-3
                          OFFICE OF THE U.S. TRUSTEE
                                 BALANCE SHEET
                      REPORTING PERIOD: January 31, 2001
DEBTOR: International Aviation Security, Inc.
CASE NO.: 01-00080 (PJW)

                                                             January 31, 2001
                                                        -----------------------
Current Assets:
   Cash and cash equivalents                            $              225,107
   General traffic OAL's                                                22,524
   Other                                                                19,911
   Receivables from TWA                                                 45,477
   Prepaid expenses                                                     51,089
                                                        -----------------------
      Total                                                            364,108
                                                        -----------------------

Property
   Security equipment                                                   56,869
   Furniture, fixtures and office                                        2,126
   Other property and equipment                                         21,919
   (less: Accumulated Depreciation)                                    (77,427)
                                                        -----------------------
      Total                                                              3,486
                                                        -----------------------

Investments and other assets:
   Investment in affiliates                                            105,156
   Other investments                                                    70,764
   Other assets                                                              -
                                                        -----------------------
      Total                                                            175,920
                                                        -----------------------

Total                                                   $              543,515
                                                        =======================

                                                             January 31, 2001
                                                        -----------------------
Liabilities subject to compromise:
   Priority:
     Income taxes                                       $              (33,504)
     Taxes other than income                                           (34,723)
                                                        -----------------------
        Total priority                                                 (68,227)
                                                        -----------------------

   Unsecured:
     Accounts payable                                                 (615,112)
     Advances from TWA                                                (399,889)
                                                        -----------------------
        Total unsecured                                             (1,015,001)
                                                        -----------------------

     Total liabilities                                              (1,083,227)
                                                        -----------------------

Shareholders' equity:
     Capital stock                                                        (100)
     Common stock                                                     (105,156)
     Retained earnings                                              (1,822,875)
     Accumulated deficit                                             2,467,843
                                                        -----------------------
        Total                                                          539,713
                                                        -----------------------

Total                                                   $             (543,515)
                                                        =======================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                                                      FORM MOR-3
                          OFFICE OF THE U.S. TRUSTEE
                                 BALANCE SHEET
                      REPORTING PERIOD: January 31, 2001
DEBTOR: Getaway Management Services, Inc.
CASE NO.: 01-00081 (PJW)

                                                             January 31, 2001
                                                        -----------------------
Current Assets:
   Cash and cash equivalents                            $                    -
   Other Receivables                                                   497,386
   Prepaid expenses                                                       (523)
   Other Current Assets                                                139,514
                                                        -----------------------
      Total                                                            636,377
                                                        -----------------------

Investments and other assets:
   Other Deferred Costs                                                 11,034
                                                        -----------------------
      Total                                                             11,034
                                                        -----------------------

Total                                                   $              647,411
                                                        =======================

                                                             January 31, 2001
                                                        -----------------------
Liabilities subject to compromise:
   Priority:
     Taxes other than income                            $                   (7)
                                                        -----------------------
        Total priority                                                      (7)
                                                        -----------------------

Unsecured:
   Accounts payable                                                    (33,596)
   Intercompany Accounts Payable                                      (134,873)
                                                        -----------------------
     Total unsecured                                                  (168,469)
                                                        -----------------------

   Total liabilities                                                  (168,477)
                                                        -----------------------

   Shareholders' equity:
   Retained earnings                                                  (478,934)
                                                        -----------------------
     Total                                                            (478,934)
                                                        -----------------------

   Total                                                $             (647,411)
                                                        =======================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated allowed amounts, priority of payments, etc.

                                                                      FORM MOR-3
                          OFFICE OF THE U.S. TRUSTEE
                                 BALANCE SHEET
                      REPORTING PERIOD: January 31, 2001


DEBTOR:  The Getaway Group U.K., Inc.
CASE NO.:  01-00082 (PJW)


                                              January 31, 2001
                                              ----------------
Current Assets:
        Cash and cash equivalents                $3,961,994
        General Traffic Receivables                 150,780
        Other Receivables                           209,350
        Intercompany Receivables                    742,066
        Prepaid expenses                            159,131
        Other Current Assets                       (137,050)
                                              ----------------
                       Total                      5,086,272
                                              ----------------

Property
        Land, Buildings and Improvements                591
        Other property and equipment                859,447
        (less: Accumulated Depreciation)           (548,450)
                                              ----------------
                       Total                        311,588
                                              ----------------

Investments and other assets:
        Other assets                                (55,222)
                                              ----------------
                       Total                        (55,222)
                                              ----------------

Total                                            $5,342,637
                                              ================


                                              January 31, 2001
                                              ----------------
Liabilities subject to compromise:
   Priority:
        Taxes other than income                 $   (31,289)
                                              ----------------
                       Total priority               (31,289)
                                              ----------------

   Unsecured:
        Accounts payable                         (2,504,735)
        Intercompany Accounts Payable               (36,586)
                                              ----------------
                       Total unsecured           (2,541,321)
                                              ----------------

        Total liabilities                        (2,572,609)

Shareholders' equity:
        Common stock                               (100,000)
        Retained earnings                        (2,666,526)
        Accumulated deficit                          (3,502)
                                              ----------------
                       Total                     (2,770,028)
                                              ----------------


Total                                           $(5,342,637)
                                              ================

Note: Although liabilities are segregated and identified in order of anticipated priority, no assertions are being made as to the value of collateral, estimated
allowed amounts, priority of payments, etc. $    -

                                                                      FORM MOR-5
DEBTOR: Trans World Airlines, Inc., et al.

                                 CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)
                     Reporting Period: January 10, 2001 through January 31, 2001


                            ACCOUNTS RECEIVABLE AGING
                                    $(000's)

Receivables                          Total               Current                31-60              61-90             Over 90
                                 -------------        --------------         ------------       -----------       --------------
Air Travel Plan                  $      25,843        $       16,970         $      5,416       $     1,708       $        1,749
Getaway                                  8,780                 7,964                  360               114                  342
Outside Credit Cards                    52,559                52,559                    -                 -                    -
Non Transportation Services             19,575                 8,060                2,171             2,267                7,077
Cargo                                   11,590                 9,092                1,280               547                  671
Overseas Accounts                       18,478                10,680                  472               596                6,730
Travel Agents System                    35,473                35,473                    -                 -                    -
TWA Lift Due from OAL's                 18,541                18,541                    -                 -                    -
All Other                               10,701                10,701                    -                 -                    -
                                 -------------        --------------         ------------       -----------       --------------

Total                            $     201,540        $      170,040         $      9,699       $     5,232       $       16,569
                                 =============        ==============         ============       ===========       ==============

                              DEBTOR QUESTIONNAIRE

Must be completed each month                                                                               Yes             No
   1.   Have any assets been sold or transferred outside the normal course of business
        this reporting period? If yes, provide an explanation below.                                                         X
   2.   Have any funds been disbursed from any account other than a debtor in
        possession account this reporting period? If yes, provide an explanation below.                                      X
   3.   Have all postpetition tax returns been timely filed? If no, provide an explanation
        below.                                                                                              X
   4.   Are workers compensation, general liability and other necessary insurance
        coverages in effect? If no, provide an explanation below.                                           X

                                                                     Statement 1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: Trans World Airlines, Inc., et al.

                                 CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)
                     Reporting Period: January 10, 2001 through January 31, 2001

Trans World Airlines, Inc., et al. prepares bank reconciliations on a regular basis as a part of the normal course of business.

                                                                     Statement 2

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: Trans World Airlines, Inc., et al.

                                 CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)
                     Reporting Period: January 10, 2001 through January 31, 2001

Trans World Airlines, Inc., et al. pays its post petition taxes as they become due as a part of the normal course of business.

                                                                     Statement 3

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: Trans World Airlines, Inc., et al.

                                 CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)
                     Reporting Period: January 10, 2001 through January 31, 2001

All post-petition accounts payable of Trans World Airlines, Inc., et al. are being paid as they become due in the normal course of business. As of January 31, 2001, the post petition vendor accounts payable is a net prepaid amount. Detail of the net prepaid vendor balance is available upon request. In addition to vendor payables, accounts payable includes various payroll related payables, Federal excise taxes payable, passenger facility charges, other airline net liabilities, and other miscellaneous accruals and payables.

                                                                     Statement 4

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: Trans World Airlines, Inc., et al.

                                 CASE NO.: 01-00056 (PJW) through 01-00082 (PJW)
                     Reporting Period: January 10, 2001 through January 31, 2001

The following debtor entities have no ongoing business activities. Therefore they have no income, expenses or cash receipts and disbursements, and may have no assets or liabilities.

                                          No Cash               No Income         No Balance
                                        Transactions            Statement           Sheet              Case Number
- ----------------------------------------------------------------------------------------------------------------------
Ambassador Fuel Corporation                  X                      X                 X               01-00057 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
LAX Holding Company, Inc.                    X                      X                 X               01-00058 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
Mega Advertising, Inc.                       X                      X                 X               01-00059 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
The TWA Ambassador Club, Inc.                                       X                                 01-00061 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
Trans World Computer Services, Inc.                                 X                                 01-00062 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
Transcontinental & Western Air, Inc.                                X                                 01-00063 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
TWA Aviation, Inc.                           X                      X                 X               01-00064 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
TWA Group, Inc.                                                     X                                 01-00065 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
TWA Standards & Control, Inc.                X                      X                 X               01-00066 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
TWA Stock Holding Company                    X                      X                 X               01-00067 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
TWA-D.C. Gate Company, Inc.                  X                      X                 X               01-00068 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
TWA Logan Gate Company, Inc.                 X                      X                 X               01-00070 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
TWA-NY/NJ Gate Company, Inc.                 X                      X                 X               01-00071 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
TWA-Hanger 12 Holding Company, Inc.          X                      X                 X               01-00074 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
Ozark Group, Inc.                            X                      X                 X               01-00075 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
TWA Nippon, Inc.                                                    X                                 01-00076 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
TWA Employee Services, Inc.                                         X                                 01-00077 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
TWA Getaway Vacations, Inc.                  X                      X                                 01-00078 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
Trans World Express, Inc.                    X                      X                                 01-00079 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
International Aviation Security, Inc.                               X                                 01-00080 (PJW)
- ----------------------------------------------------------------------------------------------------------------------
Getaway Management Services, Inc.            X                      X                                 01-00081 (PJW)
- ----------------------------------------------------------------------------------------------------------------------

VERIFICATION

I declare under penalty of perjury that the information contained in this Monthly Operating Report (including Schedules and Statements) is true and correct to the best of my knowledge, information and belief.

Dated:     March 25, 2001
           ---------------------------------------------------------------------
Name/Title Jane Closterman/Vice President and Controller
           ---------------------------------------------------------------------
Address:
           ---------------------------------------------------------------------
Telephone:
           ---------------------------------------------------------------------

DEBTOR IN POSSESSION

By: /s/ Jane Closterman
    ----------------------------